EXHIBIT 99.2
                       CFO CERTIFICATION AS OF 12/31/2002



               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of John H. Harland Company (the "Company")for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Senior Vice President and Chief Financial Officer of the Company, certifies that:

         (1) the Report fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Charles B. Carden                            3/25/2003
________________________                         _________________________
Charles B. Carden                                Date
Senior Vice President and
Chief Financial Officer
March 26, 2003